                     CHASE MANHATTAN RV OWNER TRUST 1997-A

                           MONTHLY SERVICER'S REPORT



                                                       Settlement Date 4/30/99
                                                    Determination Date 5/12/99
                                                     Distribution Date 5/17/99


I.      All Payments on the Contracts                                                                              20,085,391.90
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                           974,323.23
III.    Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                           0.00
V.      Servicer Monthly Advances                                                                                     294,595.98
VI.     Distribution from the Reserve Account                                                                               0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                           167,159.97
VIII.   Transfers to the Pay-Ahead Account                                                                           (165,549.20)

IX.     Less:  Investment Earnings distributions                                                                            0.00
          (a)  To Sellers with respect to the Collection Account                                                            0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                      $21,355,921.88
                                                                                                                  ===============


DISTRIBUTION AMOUNTS                                                 Cost per $1000
--------------------------------------------                     -----------------------

1.   (a)  Class A-1 Note Interest Distribution                                                          0.00
     (b)  Class A-1 Note Principal Distribution                                                         0.00
             Aggregate Class A-1 Note Distribution                     0.00000000                                          0.00

2.   (a)  Class A-2 Note Interest Distribution                                                          0.00
     (b)  Class A-2 Note Principal Distribution                                                         0.00
            Aggregate Class A-2 Note Distribution                      0.00000000                                          0.00

3.   (a)  Class A-3 Note Interest Distribution                                                          0.00
     (b)  Class A-3 Note Principal Distribution                                                         0.00
            Aggregate Class A-3 Note Distribution                      0.00000000                                          0.00

4.   (a)  Class A-4 Note Interest Distribution                                                          0.00
     (b)  Class A-4 Note Principal Distribution                                                         0.00
           Aggregate Class A-4 Note Distribution                       0.00000000                                          0.00

5.   (a)  Class A-5 Note Interest Distribution                                                    600,075.14
     (b)  Class A-5 Note Principal Distribution                                                17,750,372.67
            Aggregate Class A-5 Note Distribution                     139.01854402                                18,350,447.81

6.   (a)  Class A-6 Note Interest Distribution                                                    449,533.33
     (b)  Class A-6 Note Principal Distribution                                                         0.00
            Aggregate Class A-6 Note Distribution                      5.10833333                                    449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                    291,650.00
     (b)  Class A-7 Note Principal Distribution                                                         0.00
            Aggregate Class A-7 Note Distribution                      5.11666667                                    291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                    441,291.67
     (b)  Class A-8 Note Principal Distribution                                                         0.00
            Aggregate Class A-8 Note Distribution                      5.19166667                                    441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                    321,266.67
     (b)  Class A-9 Note Principal Distribution                                                         0.00
            Aggregate Class A-9 Note Distribution                      5.26666667                                    321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                    345,041.67
     (b)  Class A-10 Note Principal Distribution                                                        0.00
            Aggregate Class A-10 Note Distribution                     5.30833333                                    345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                244,679.31
     (b)  Class B Certificate Principal Distribution                                                    0.00
            Aggregate Class B Certificate Distribution                 5.45000000                                    244,679.31


12.  Servicer Payment
       (a)  Servicing Fee                                                                         216,632.69
       (b)  Reimbursement of prior Monthly Advances                                               439,739.90
               Total Servicer Payment                                                                                656,372.59

13.  Deposits to the Reserve Account                                                                                 255,638.84

Total Distribution Amount                                                                                        $21,355,921.88
                                                                                                                 ===============

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                              32,798.46
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                  222,840.38
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                         50,892.42
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)             345,774.89
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                $652,306.15
                                                                                                                 ===============


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                      0.00
        (b) Class A-2 Notes    @            5.852%                                                      0.00
        (c) Class A-3 Notes    @            5.919%                                                      0.00
        (d) Class A-4 Notes    @            6.020%                                                      0.00
        (e) Class A-5 Notes    @            6.050%                                                600,075.14
        (f) Class A-6 Notes    @            6.130%                                                449,533.33
        (g) Class A-7 Notes    @            6.140%                                                291,650.00
        (h) Class A-8 Notes    @            6.230%                                                441,291.67
        (i) Class A-9 Notes    @            6.320%                                                321,266.67
        (j) Class A-10 Notes   @            6.370%                                                345,041.67
                     Aggregate Interest on Notes                                                                   2,448,858.47
        (k) Class B Certificates @          6.540%                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                             0.00
        (b) Class A-2 Notes                                                                             0.00
        (c) Class A-3 Notes                                                                             0.00
        (d) Class A-4 Notes                                                                             0.00
        (e) Class A-5 Notes                                                                             0.00
        (f) Class A-6 Notes                                                                             0.00
        (g) Class A-7 Notes                                                                             0.00
        (h) Class A-8 Notes                                                                             0.00
        (i) Class A-9 Notes                                                                             0.00
        (j) Class A-10 Notes                                                                            0.00
        (k) Class B Certificates                                                                        0.00

3.   Total Distribution of Interest                                Cost per $1000
                                                               -----------------------
        (a) Class A-1 Notes                                          0.00000000                         0.00
        (b) Class A-2 Notes                                          0.00000000                         0.00
        (c) Class A-3 Notes                                          0.00000000                         0.00
        (d) Class A-4 Notes                                          0.00000000                         0.00
        (e) Class A-5 Notes                                          4.54602379                   600,075.14
        (f) Class A-6 Notes                                          5.10833333                   449,533.33
        (g) Class A-7 Notes                                          5.11666667                   291,650.00
        (h) Class A-8 Notes                                          5.19166667                   441,291.67
        (i) Class A-9 Notes                                          5.26666667                   321,266.67
        (j) Class A-10 Notes                                         5.30833333                   345,041.67
                     Total Aggregate Interest on Notes                                                             2,448,858.47
        (k) Class B Certificates                                     5.45000000                                      244,679.31



                 PRINCIPAL                                          No. of Contracts
--------------------------------------------                     -----------------------
1.   Amount of Stated Principal Collected                                                       4,786,043.64
2.   Amount of Principal Prepayment Collected                              533                 11,273,391.91
3.   Amount of Liquidated Contract                                          52                  1,690,937.12
4.   Amount of Repurchased Contract                                          0                          0.00

       Total Formula Principal Distribution Amount                                                                17,750,372.67

5.   Principal Balance before giving effect to Principal Distribution                  Pool Factor
        (a) Class A-1 Notes                                                             0.0000000                          0.00
        (b) Class A-2 Notes                                                             0.0000000                          0.00
        (c) Class A-3 Notes                                                             0.0000000                          0.00
        (d) Class A-4 Notes                                                             0.0000000                          0.00


        (e) Class A-5 Notes                                                             0.9016907                119,023,168.39
        (f) Class A-6 Notes                                                             1.0000000                 88,000,000.00
        (g) Class A-7 Notes                                                             1.0000000                 57,000,000.00
        (h) Class A-8 Notes                                                             1.0000000                 85,000,000.00
        (i) Class A-9 Notes                                                             1.0000000                 61,000,000.00
        (j) Class A-10 Notes                                                            1.0000000                 65,000,000.00
        (k) Class B Certificates                                                        1.0000000                 44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                0.00
        (b) Class A-2 Notes                                                                                                0.00
        (c) Class A-3 Notes                                                                                                0.00
        (d) Class A-4 Notes                                                                                                0.00
        (e) Class A-5 Notes                                                                                                0.00
        (f) Class A-6 Notes                                                                                                0.00
        (g) Class A-7 Notes                                                                                                0.00
        (h) Class A-8 Notes                                                                                                0.00
        (i) Class A-9 Notes                                                                                                0.00
        (j) Class A-10 Notes                                                                                               0.00
        (k) Class B Certificates                                                                                           0.00

7.   Principal Distribution                                                              Cost per $1000
                                                                                     -----------------------
        (a) Class A-1 Notes                                                                0.00000000                      0.00
        (b) Class A-2 Notes                                                                0.00000000                      0.00
        (c) Class A-3 Notes                                                                0.00000000                      0.00
        (d) Class A-4 Notes                                                                0.00000000                      0.00
        (e) Class A-5 Notes                                                               134.47252023            17,750,372.67
        (f) Class A-6 Notes                                                                0.00000000                      0.00
        (g) Class A-7 Notes                                                                0.00000000                      0.00
        (h) Class A-8 Notes                                                                0.00000000                      0.00
        (i) Class A-9 Notes                                                                0.00000000                      0.00
        (j) Class A-10 Notes                                                               0.00000000                      0.00
        (k) Class B Certificates                                                           0.00000000                      0.00

8.   Principal Balance after giving effect to Principal Distribution                             Pool Factor
        (a) Class A-1 Notes                                                                       0.0000000                0.00
        (b) Class A-2 Notes                                                                       0.0000000                0.00
        (c) Class A-3 Notes                                                                       0.0000000                0.00
        (d) Class A-4 Notes                                                                       0.0000000                0.00
        (e) Class A-5 Notes                                                                       0.7672181      101,272,795.72
        (f) Class A-6 Notes                                                                       1.0000000       88,000,000.00
        (g) Class A-7 Notes                                                                       1.0000000       57,000,000.00
        (h) Class A-8 Notes                                                                       1.0000000       85,000,000.00
        (i) Class A-9 Notes                                                                       1.0000000       61,000,000.00
        (j) Class A-10 Notes                                                                      1.0000000       65,000,000.00
        (k) Class B Certificates                                                                  1.0000000       44,895,285.54

                 POOL DATA
--------------------------------------------                                                         Aggregate
                                                                              No. of Contracts    Principal Balance
                                                                              ----------------    -----------------


1.   Pool Stated Principal Balance as of                   4/30/99                 17,846          502,168,081.26

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                        114              3,134,060.61       0.624%
              (b) 60-89 Days                                                         34                938,106.78       0.187%
              (c) 90-119 Days                                                        25                598,652.67       0.119%
              (d) 120 Days +                                                        138              3,667,788.00       0.730%


3.   Contracts Repossessed during the Due Period                                     15                439,006.86

4.   Current Repossession Inventory                                                  43              1,731,382.67

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    52              1,690,937.12
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     974,323.23
                                                                                                 -----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     716,613.89

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      2,121,753.13

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              374                                 5,409,377.64

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.266%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                112.502


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                                     1.535%
    (b)  Delinquency Percentage Trigger in effect ?                                                                 NO

2.  (a)  Average Net Loss Ratio                                                             0.079%
    (b)  Net Loss Ratio Trigger in effect ?                                                                         NO
    (c)  Net Loss Ratio (using ending Pool Balance)                                         0.106%

3.  (a)  Servicer Replacement Percentage                                                    0.799%
    (b)  Servicer Replacement Trigger in effect ?                                                                   NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              216,632.69

2.   Servicer Advances                                                                                                   294,595.98

3.    (a)  Opening Balance of the Reserve Account                                                                     10,398,369.08
      (b)  Deposits to the Reserve Account                                                         255,638.84
      (c)  Investment Earnings in the Reserve Account                                               41,659.86
      (d)  Distribution from the Reserve Account                                                  (652,306.15)
      (e)  Ending Balance of the Reserve Account                                                                      10,043,361.63

4.   Specified Reserve Account Balance                                                                                10,043,361.63

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      514,579.21
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                           165,549.20
      (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                         (167,159.97)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       512,968.44

